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                                                                   EXHIBIT 10.18

                             STOCK PLEDGE AGREEMENT
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          This Agreement is made as of September 20, 1995, by and between
Synergy Semiconductor Corporation, Inc., a California corporation (the "Company"), and Thomas D. Mino, an individual ("Mino").

          In order to provide security for payment of that certain promissory note dated January 20, 1992, as amended, payable to the order of the Company in the principal amount of $75,000 (the "Note"), Mino hereby grants to the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

          (i)    125,000 shares of Common Stock of the Company (the "Shares");

          (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Shares, which are to be delivered to and deposited with the Company pursuant to the requirements of Paragraph 3 of this Agreement;

          (iii) any and all other property and money which is delivered to or comes into the possession of the Company pursuant to the terms of this Agreement; and

          (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

          All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral." The pledge of such Collateral is subject to the following terms and provisions:

          1.     DELIVERY OF SHARES.  Simultaneous with the execution of this
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Agreement, Mino shall deliver to a representative of Brobeck, Phleger & Harrison a certificate or certificates representing the Shares.

          2.     WARRANTIES.  Mino hereby warrants that he is the owner of the
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Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby and by the Note).

          3.     DUTY TO DELIVER.  Any new, additional or different securities
                 ---------------
or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Company's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by Mino be
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promptly delivered to and deposited with the Company as part of the Collateral hereunder. Any such securities shall be accompanied by one or more properly-endorsed stock power assignments.

          4.  PAYMENT OF TAXES AND OTHER CHARGES.  Mino shall pay, prior to the
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delinquency date, all taxes, liens, assessments and other charges against the
Collateral, and in the event of Mino's failure to do so, the Company may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Company and compensation income to Mino under the Federal tax laws.

          5.  SHAREHOLDER RIGHTS.  So long as there exists no event of default
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under Paragraph 10 of this Agreement, Mino may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

          6.  RIGHTS AND POWERS OF COMPANY.  The Company may, without obligation
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to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

               (i) subject to the applicable limitations of Paragraph 9, accept in its discretion other property of Mino in exchange for all or part of the Collateral and release Collateral to Mino to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

               (ii) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

               (iii) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at
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     the time an outstanding event of default under Paragraph 10 of this
     Agreement. Any cash sums which the Company may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to Mino.

          Any action by the Company pursuant to the provisions of this Paragraph 6 may be taken without notice to Mino. Expenses reasonably incurred in connection with such action shall be payable by Mino and form part of the indebtedness secured hereunder as provided in Paragraph 12.

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     7.  CARE OF COLLATERAL.  The Company shall exercise reasonable care in the
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custody and preservation of the Collateral. However, the Company shall have no obligation to (i) initiate any action with respect to, or otherwise inform Mino of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Mino against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Mino unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

     Subject to the limitations of Paragraph 9, the Company may at any time release and deliver all or part of the Collateral to Mino, and the receipt thereof by Mino shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

     8.  TRANSFER OF COLLATERAL.  In connection with the transfer or assignment
         ----------------------
of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

     9.  RELEASE OF COLLATERAL.  Provided all indebtedness secured hereunder
         ---------------------
(other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Mino in accordance with the following provisions:

               (i) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more of the Shares held as Collateral hereunder shall (subject to the applicable limitations of Paragraphs 9(iii) and 9(v) below) be released to Mino within thirty (30) days after such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

               (ii) Any additional Collateral which may hereafter be pledged and deposited with the Company (pursuant to the requirements of Paragraph 3) with respect to the Shares shall be released at the same time the particular shares

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     of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Paragraph 9(i).

               (iii) Under no circumstances, however, shall any Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder. In addition, in no event shall any Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i) or 9(ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

               (iv) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (A) If the Common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

               (B) If the Common Stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (C) If the Common Stock is at the time neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Company's Board of Directors after taking into account such factors as the Board shall deem appropriate.

               (v) In the event the Collateral becomes in whole or in part comprised of "margin securities" within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be substituted for any Collateral under the provisions of Paragraph 6(i) or be released

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     under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

                    (A) The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

                    (B) The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

                    (C) For purposes of this Paragraph 9(v), the maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2(e)(1) of Regulation G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

          10.  EVENTS OF DEFAULT.  The occurrence of one or more of the
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following events shall constitute an event of default under this Agreement:

               (i) the failure of Mino to pay, when due under the Note, any installment of principal or accrued interest; or

               (ii) the occurrence of any other acceleration event specified in the Note; or

               (iii) the failure of Mino to perform any obligation imposed upon Mino by reason of this Agreement; or

               (iv) the breach of any warranty of Mino contained in this Agreement.

          Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

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     Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to Mino. However, in the event such proceeds prove insufficient to satisfy all obligations of Mino under the Note, then Mino shall remain personally liable for the resulting deficiency.

     11.  OTHER REMEDIES.  The rights, powers and remedies granted to the
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Company pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company.

     12.  COSTS AND EXPENSES.  All costs and expenses (including reasonable
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attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Mino payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Company and compensation income to Mino under the Federal tax laws.

     13.  APPLICABLE LAW.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of California without resort to that
State's conflict-of-laws rules.

     14.  SUCCESSORS.  This Agreement shall be binding upon the Company and its
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successors and assigns and upon Mino and the executors, heirs and legatees of
Mino's estate.

     15.  SEVERABILITY.  If any provision of this Agreement is held to be
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invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

     16.  COUNTERPARTS.  This Agreement may be executed in counterparts, each of
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which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Stock Pledge Agreement has been entered into on the date first above written.

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                              --------------------------------------------
                              Thomas D. Mino

                              Address:  3450 Central Expressway
                                        Santa Clara, CA 95051


                              SYNERGY SEMICONDUCTOR CORPORATION


                              By:
                                  ----------------------------------------
                                  T. Olin Nichols, Chief Financial Officer


                              Address:  3450 Central Expressway
                                        Santa Clara, CA 95051

                                       7
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                     ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED, Thomas D. Mino hereby assigns and transfers unto
                                    414,200 shares of Common Stock of Synergy
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Semiconductor Corporation (the "Company") standing in Thomas D. Mino's name on
the books of said Company represented by Certificate No.    and herewith and
                                                         --
does hereby constitute and appoint Brobeck, Phleger & Harrison to transfer such Shares on the books of the within-named Company with full power of substitution in the premises.

DATED:                     , 1995
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                                       ------------------------------
                                       Thomas D. Mino


                             Address:  3450 Central Expressway
                                       Santa Clara, CA 95051